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                                                                    Exhibit 99-2

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                   (Subsections (a) and (b) of Section 1350,
                  Chapter 63 of Title 18, United States Code)

I, J.W. Marriott, Jr., Chairman of the Board and Chief Executive Officer of Marriott International, Inc. (the "Company") certify that:

(1) the quarterly report on Form 10-Q of the Company for the period ended March 28, 2003 (the "Quarterly Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) that the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



May 2, 2003                                      /s/ J.W. Marriott, Jr.
                                                 ------------------------------
                                                 J.W. Marriott, Jr.
                                                 Chairman of the Board
                                                 and Chief Executive Officer





I, Arne Sorenson, Executive Vice President and Chief Financial Officer of Marriott International, Inc. (the "Company") certify that:

(1) the quarterly report on Form 10-Q of the Company for the period ended March 28, 2003 (the "Quarterly Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) that the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



May 2, 2003                                      /s/ Arne M. Sorenson
                                                 ------------------------------
                                                 Arne M. Sorenson
                                                 Executive Vice President and
                                                 Chief Financial Officer